Exhibit 4.1

ONCTERNAL THERAPEUTICS, INC.

AMENDMENT TO

WARRANT TO PURCHASE SHARES OF

SERIES B-2 PREFERRED STOCK

This Amendment to Warrant to Purchase Shares of Series B-2 Preferred Stock (this “Amendment”), dated as of June 7, 2019 (the “Effective Date”), is being entered into by and between Oncternal Therapeutics, Inc., a Delaware corporation (the “Company”) and the holders of certain warrants to purchase shares of Series B-2 Preferred Stock issued in connection with that certain Series B-2 Preferred Stock and Warrant Purchase Agreement dated September 12, 2017 by and among the Company and the entities and persons listed on the Schedule of Investors thereto (each, a “Holder”).

WHEREAS, each Holder is the record and beneficial owner of certain warrants (the “Outstanding Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), set forth on Exhibit A hereto;

WHEREAS, the Company has announced entering into that certain Agreement and Plan of Merger and Reorganization, dated as of March 6, 2019 (as amended, the “Merger Agreement”), by and among GTx, Inc., a Delaware corporation (“Parent”), Grizzly Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and the Company, whereby Parent and the Company intend to effect a merger of Merger Sub with and into the Company (the “Merger”) and stockholders of the Company will receive the right to receive shares of Parent common stock as consideration in the Merger;

WHEREAS, Section 5.5 of the Merger Agreement contemplates that the Outstanding Warrants shall be converted into and become warrants to purchase Parent common stock and Parent shall assume each Outstanding Warrant as a result of the Merger;

WHEREAS, Section 6.2 of the Outstanding Warrants provides that the Outstanding Warrants shall terminate upon the merger of the Company;

WHEREAS, Section 6.7 of the Outstanding Warrants provides that the Outstanding Warrants may be amended and the observance of any other term of the Outstanding Warrants may be waived, with the written consent of the Company and the Holders of at least a majority in interest of the shares issuable upon the exercise of all Outstanding Warrants; and

WHEREAS, the Company and the Holders of at least a majority in interest of the shares issuable upon the exercise of all Outstanding Warrants have agreed to amend the Outstanding Warrants in the manner provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein below and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, the Holders and the Company hereby agree as follows:

1.  Capitalized Terms. Unless otherwise specified in this Amendment, all terms herein shall have the same meanings ascribed to them in the Outstanding Warrants.

2.  Amendments.

2.1.A new Section 2.8 is added to the Outstanding Warrants to read in its entirety as follows:

2.7No Cash Settlement. Notwithstanding anything herein to the contrary, the Company shall not be required to make any cash payments or net cash settlement to the Holder in lieu of issuance of any shares of Series B-2 Preferred Stock.

US-DOCS\106228335.5

2.2Section 3.4 of the Outstanding Warrants is amended and replaced in its entirety with the following:

3.4Reclassification or Reorganization. If the shares of Series B-2 Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision, conversion or combination of shares or stock dividend provided for in Sections 3.1, 3.2 and 3.3 above), then, and in each such event, Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Series B-2 Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein (such kind and amount of shares of stock and other securities and property, the “Reclassified Shares”). At the request of Holder, this Warrant will thereupon be cancelled and upon its surrender to the Company, the Company will execute and deliver at its expense a new Warrant reflecting the foregoing adjustment, but otherwise identical to the replaced Warrant. Notwithstanding the foregoing, in any such case, the aggregate purchase price payable by Holder for the Reclassified Shares pursuant to this Warrant shall remain the same.

2.3Section 6.2 of the Outstanding Warrants is amended and replaced in its entirety with the following:

6.2Early Termination. In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to Holder ten (10) days advance written notice of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company’s assets, and this Warrant shall terminate (subject to the provisions of Section 6.3) unless exercised prior to the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company’s assets. This section 6.2 shall not apply to the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated as of March 6, 2019 (the “Merger Agreement”), by and among GTx, Inc., a Delaware corporation,Grizzly Merger Sub, Inc., a Delaware corporation and the Company, including the Merger (as defined in the Merger Agreement) or any of the Contemplated Transactions (as defined in the Merger Agreement).

3.  No Other Amendment. Except for the matters set forth in this Amendment, all other terms of the Outstanding Warrants shall remain unchanged and in full force and effect.

4.  Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

5.  Counterparts. This Amendment may be executed in the original or by facsimile in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

US-DOCS\106228335.5

2

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

ONCTERNAL THERAPEUTICS, INC.

By:	/s/Richard G. Vincent
Name:	Richard G. Vincent
Title:	Chief Financial Officer

Address:	12230 El Camino Real, Ste 300 San Diego, CA 92130

[Amendment to Warrants to Purchase Shares of Series B-2 Pre ferred Stock Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Alexander Moore

By:	/s/Alexander Moore
Name:
Title:

Address:
1442 Kearny st
San Francisco, ca 94133

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Alexandria Venture Investments, LLC
By: Alexandria Real Estate Equities, Inc., its managing member

By:	/s/ Aaron Jacobson
Name:	Aaron Jacobson
Title:	SVP-Venture Counsel

Address: 385 E. Colorado Blvd., Suite 299, Pasadena, CA 91101

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Alma Life Sciences LLC

By:
Name:	Francois Ferre	Magda Marquet
Title:	Co-President	Co CEO

Address:
8540 Avenida de las Ondas
La Jolla ÇA 92037

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Amanda Miller

By:	/s/Amanda Miller
Name:
Title:

Address:
334 12th St.
Seal Beach, CA 90740

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Andrew Tyler Dixon

By:	/s/Andrew Tyler Dixon
Name:
Title:

Address:
353 W 200 S #207
Salt Lake City, UT 84101

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Benjamin Verschuere

By:	/s/Benjamin Verschuere
Name:
Title:

Address:
2195 beach street apt 301 san francisco
ca94123

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Berge K. Hagopian and Mary Ann Hagopian, Co Trustees, Hagopian Family Trust UA DTD 03/25/88

By:	/s/Berge K. Hagopian	Mary Ann Hagopian
Name:	Berge K. Hagopian	Mary Ann Hagopian
Title:	Managing Partner	Managing Partner

Address:
11150 Santa Monica Blvd, suite 1200
Los Angeles, Calif 90025

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Beta Operator Fund, LP

By:	/s/Parag Saxena
Name:	Parag Saxena
Title:	Director

Address:
250 West 55th St Suite 13D
New York, NY 10019

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Blackcomb Advisors LLC

By:	/s/Frank Stonebanks
Name:	Frank Stonebanks
Title:	Mr

Address:
440 Stevens Ave Suite 200
Solana Beach, CA 92075

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Breede 2013 FLP LLC

By:	/s/ Michael Edward Breede
Name:	Michael Edward Breede
Title:	member

Address:
35 golf lane
Ridgefield, ct 06877

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Brian I Pidgeon Trust

By:	/s/ Brian I. Pidgeon
Name:	Brian I. Pidgeon
Title:	Trustee

Address:
4619 Rancho Verde Trail
San Diego, Ca 92130

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: PENSCO Trust Company LLC Custodian FBO Bruce A. Bastian IRA

By:	/s/ Bruce A. Bastian	/s/ Francis Novella
Name:	Bruce A. Bastian	Francis Novella
Title:	N/A	PENSCO Trust Company Authorize Authorized Signatory
Address:
675 Enfield Ct		PO BOX 173859
Delray Beach, FL 33444		Denver, CO 80217

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Bruce and Kerry Goodfield

By:	/s/ Bruce Goodfield	/s/ Kerry Goodfield
Name:
Title:

Address:
14 Doheny
Laguna Niguel, CA 92677

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Carl F. Edman and Xiaofan Dong (JTWRS)

By:	/s/ Carl F. Edman	/s/ Xiaofan Dong
Name:	Carl F. Edman	Xiaofan Dong
Title:

Address:
1502 Monmouth Drive
San Diego, CA 92109

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Cheston J. Larson

By:	/s/ Cheston J. Larson
Name:
Title:

Address:
c/o Latham & Watkins LLP
12670 High Bluff Drive San Diego, CA 92130

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Conlin Living Trust Dated February 1, 2012

By:	/s/ Therese Conlin
Name:	Therese Conlin
Title:	Trustee

Address:
435 Winsome Place
Encinitas CA 92024

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Cove Partners II

By:	/s/ Richard Chan
Name:	Richard Chan
Title:	General Partner

Address:
1515 Crespo Drive
La Jolla, CA 92037

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Craig Gallagher

By:	/s/ Craig Gallagher
Name:
Title:

Address:
13385 Highlands Place #1236
San Diego. CA 92130

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Darcy Thompson

By:	/s/ Darcy Thompson
Name:
Title:

Address:
2010 Trumar Lane
Gilroy, CA 95020

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: DAVID ISCAR DE HOYOS NIF: 51411105X

By:	/s/ David
Name:
Title:

Address:
DAVID ISCAR DE HOYOS
51411105X

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: David Johnson

By:	/s/ David Johnson
Name:
Title:

Address:
11900 NE Country Club Rd
Bainbridge Island, WA 98110

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	David M. Rudolf

By:	/s/ David M. Rudolf
Name:
Title:

Address:
2360 Francisco street
San Francisco cA 94123

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Derek M. Evjenth

By:	/s/ Derek M. Evjenth
Name:
Title:

Address:
17265 Clara st
Monte Sereno, ca 95030

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Dixon Family Trust

By:	/s/ Craig Dixon
Name:	Craig Dixon
Title:	Owner

Address:
6344 Cardeno Dr.
La Jolla, ca. 92037

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Donald R. Rady Trust dated November 26, 1992,
Donald R. Rady, Trustor and Trustee

By:	/s/ Donald Rady
Name:
Title:

Address:
don rady
trustee

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Donald W. Peitz Revocable Trust

By:	/s/ Donald W. Peitz
Name:	Donald W. Peitz
Title:	Trustee

Address:
10226 Carmer Road
Fenton, MI 48430

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Emerald Isle Capital

By:	/s/ Henry O'Halloran
Name:	Henry O'Halloranitz
Title:	MD

Address:
Henry I’ Halloran
MD

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Erik Hemmi

By:	/s/ Erik Hemmi
Name:
Title:

Address:
578 Gage Lane
San Diego CA 92106

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Equity Trust Company Custodian FBO Craig L. Dixon IRA

By:	/s/ Craig Dixon
Name:	Craig Dixon
Title:	Owner

Address:
6344 Cardeno Drive
La Jolla, Ca. 92037

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Finney Family 2002 Trust, U/D/T dated October 16 2002

By:	/s/ Kevin Finney
Name:	Kevin Finney
Title:	Mr

Address:

2859 Via Conquistador

Carlsbad, CA 92009

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Frederic R. Gross

By:	/s/ Frederic R. Gross
Name:
Title:

Address:

45 Manor Drive

Marlboro NJ 07746

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Friedman-Bioventure Fund I, LP

By:	/s/ Jeff Friedman
Name:	Jeff Friedman
Title:	Managing Partner, Friedman Bioventure Fund LP

Address:

1431 Pacific Highway #615

San Diego, CA 92101

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Garner Investments, LLC

By:	/s/ Cam L. Garner
Name:	Cam L. Garner
Title:	Managing Member

Address:

P.O.Box 675866

Rancho Santa Fe, CA 92067

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	George and Traci Stuart 2009 Revocable Trust dated 2/4/09

By:	/s/ George Stuart
Name:	George Stuart
Title:	Trustee

Address:

520 Del Corro Court

Chula Vista, CA 91910

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Glenn Holdings, L.P.

By:	/s/ Scott L. Glenn
Name:	Scott L. Glenn
Title:	General Partner

Address:

451 Curtis Ave PO Box 1865

Telluride, CO 81435

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Growth Ventures, Inc. Roth 401K

By:	/s/ Gary J. McAdam
Name:	Gary J. McAdam
Title:	Trustee

Address:

14 Red Tail Drive

Highlands Ranch, CO 80126

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Hale BioPharma Ventures, LLC

By:	/s/ David F. Hale
Name:	David F. Hale
Title:	Chairman & CEO

Address:

PO Box 8925

Rancho Santa Fe, Ca 92067

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Hanover-Oncternal, LLC

By:	/s/ Reed A. Miller
Name:	Reed A. Miller
Title:	Reed A. Miller, Managing Member

Address:

19 Benedict Place

Greenwich, CT 06830

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Hines Haus, LLC

By:	/s/ Merrill O. Hines III
Name:	Merrill O. Hines III
Title:	Partner

Address:

933 Columbia st

Houston TX 77008

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Jack Breard

By:	/s/ Jack Breard
Name:
Title:

Address:

3615 Centenary

Dallas, TX 75225

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	The James and Mary Breitmeyer Trust

By:	/s/ James Breitmeyer
Name:	James Breitmeyer
Title:	Trustee

Address:

7572 Northern Lights

San Diego, CA 92127

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	James C. Blair, Ph.D.

By:	/s/ James C. Blair
Name:
Title:

Address:

202 Carnegie Center, Suite 104

Princeton, NJ 08540

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	James A. Weil

By:	/s/ James Weil
Name:
Title:

Address:

4 Dolma Rd

Scarsdale N.Y. 10583

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	James Engelman 401K Plan

By:	/s/ James C. Engelman
Name:	James C. Engelman
Title:	Plan Administrator

Address:

5001 February St.

San Diego, CA 92110

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	Weil Family II, LLC

By:	/s/ James Weil
Name:	James Weil
Title:	MANAGING MEMBER

Address:

4 Dolma Rd

Scarsdale N.Y.10583

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder:	J3NS2 Capital, LLC

By:	/s/ Joel B. Braunstein
Name:	Joel B. Braunstein
Title:	Managing Member

Address:

27 Aberdeen Ct.

Bannockburn, IL 60015

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Jason Hemmi

By:	/s/Jason Hemmi
Name:
Title:

Address:
3625 Dudley Street
San Diego, CA 92106

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Pensco Trust Co Custodian FBO Jason Hemmi, IRA

By:	/s/Jason Hemmi
Name:	Jason Hemmi
Title:	Fbo jason hemmi

Address:
3625 Dudley Street
San Diego, CA 92106

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Jole Blon LLC

By:	/s/Michael Aquino
Name:	Michael Aquino
Title:	owner

Address:
19 Worthington Avenue Spring Lake
NJ 07762

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Jonathan and Rachael Cohen Living Trust

By:	/s/Jonathan Cohen	/s/Rocki Cohen
Name:	Michael Aquino	Rocki Cohen
Title:	Dr.	Mrs

Address:
413 Crawford rd		413 Crawford Rd
Modesto, CA 95356		Modesto, CA 95356

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: KCK Investors, G.P.

By:	/s/Joseph S. Cantie
Name:	Joseph S. Cantie
Title:	Partner, KCK Investors G.P.

Address:
18026 Stonebrook Drive
Northville, MI 48168

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Kenneth F. Buechler Trust

By:	/s/Kenneth
Name:	Kenneth F. Buechler
Title:	trustee

Address:
Po box 49
Rancho Santa Fe CA 92067

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Kenneth Markstein

By:	/s/Kenneth Markstein
Name:	Kenneth F. Buechler
Title:

Address:
po box 354
rancho santa fe ca 92067

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Kevin Haddad

By:	/s/Kevin Haddad
Name:
Title:

Address:
3223 marlton drive
San Diego Ca 92104

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Laine Shakerdge

By:	/s/Laine Shakerdge
Name:
Title:

Address:
3230 Highland Place, NW
Washington DC 20008

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Lance Torrey

By:	/s/Lance Torrey
Name:
Title:

Address:
3005 Sacramento St., #5
San Francisco, CA 94115

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Make-A-Wish Foundation of America

By:	/s/ Maureen Musselman
Name:	Maureen Musselman
Title:	VP, CFO

Address:
1702 E. Highland Ave Suite 400
Phoenix, AZ 85016

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Marc Fleischman Living Trust

By:	/s/ Marc W. Fleischman
Name:	Marc W. Fleischman
Title:	Individual

Address:
310 7th Street
Del Mar, CA 92014

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: IRA Services Trust Company CFBO: Mark IRA
Erlander, 462287

By:	/s/Mark Erlander
Name:	Mark Erlander
Title:

Address:
3087 Cranbrook Ct
San Diego CA 92037

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Marc A. Offit Revocable Trust

By:	/s/Marc A. Offit
Name:	Marc A. Offit
Title:	Trustee

Address:
324 Ramsay Rd
Deerfield, IL 60015

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Maryanne K. Sorge Revocable Trust (Dated:
4/6/2005)
By:	/s/Maryanne K. Sorge
Name:	Maryanne K. Sorge
Title:	K Sorge

Address:
box 8678
RSF, Ca. 92067

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Mesa Verde Venture Partners II, L.P.

By:	/s/Carey Ng
Name:	Carey Ng
Title:	Managing Director

Address:
4225 Executive Square Suite 600
La Jolla, CA 92037

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Michael Caggiano

By:	/s/Michael Caggiano
Name:
Title:

Address:
1513 Hampton Hill Cir

McLean, VA

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Michael Foster

By:	/s/ Michael Foster
Name:
Title:

Address:
6462 e Oberlin way

Scottsdale az 85266

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Michael John Pollock TR FBO Michael J
Pollock Revocable Trust
By:	/s/ Michael J. Pollock
Name:	Michael J. Pollock
Title:	trustee

Address:
7355 N St Rte 48

Springboro Ohio 45066

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Pamela Dixon

By:	/s/ Pamela Dixon
Name:
Title:

Address:
3223 Marlton Drive

San Diego, CA 92104

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Patrick Verschuere

By:	/s/ PV
Name:
Title:

Address:
30 rue de l'elevage 1340 Orrignies

Belgium

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Paul Ecke III and Julie Hampton, Joint Tenants

By:	/s/ Paul Ecke III	/s/ Julie Hampton
Name:
Title:

Address:
7220 Avenida Encinas Suite 204
Carlsbad, CA. 92011

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Perry Krallis

By:	/s/ Perry Krallis
Name:
Title:

Address:
11035 130th AVe NE

Kirkland, WA 98033

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Piccadilly Holdings, LLC

By:	/s/ Samuel H. Chamberlain
Name:	Samuel H. Chamberlain
Title:	Managing Partner

Address:
320 S. Fairfax Street
Alexandria, VA 22314

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Gillon Family Trust

By:	/s/ Peter Gillon
Name:	Peter Gillon
Title:	Trustee

Address:
3020 Chain Bridge Rd, NW
Washington, DC 20016

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Peter N. Reikes

By:	/s/ Peter N. Reikes
Name:
Title:

Address:
151 E. 79th Street, Apt. 3

New York, NY 10075

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Phillip David Mervis and Sheryl A Facktor
JTWROS

By:	/s/ Phillip David Mervis	/s/ Sheryl A Facktor
Name:	Phillip David Mervis	Sheryl A Facktor
Title:

Address:
4265 N. pennsylvania		4265 N. pennsylvania
indianapolis, IN. 46205		indianapolis, IN. 46205

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Piccadilly Holdings, LLC

By:	/s/ Samuel H. Chamberlain
Name:	Samuel H. Chamberlain
Title:	Managing Partner

Address:
320 S. Fairfax Street

Alexandria, VA 22314

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Rana Prasad

By:	/s/ Rana Prasad
Name:
Title:

Address:
8920 WEST RUSSELL ROAD, UNIT 2028

LAS VEGAS, NV 89148

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Ray E. Kiefhaber

By:	/s/ Ray E. Kiefhaber
Name:
Title:

Address:
505 curryer rd.

Middletown, ohio

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Re: Align, Inc. Defined Benefit Plan DTD 01-01-15 Theodore and Jennifer Rolf, Trustees

By:	/s/ Theodore D. Rolf
Name:	Theodore D. Rolf
Title:	Trustee

Address:
1345 Pine Avenue

Carlsbad, CA 92008

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: The Richard G. Vincent and Stacy K. Vincent Trust, U.T.D. April 4, 2008

By:	/s/ Richard G. Vincent
Name:	Richard G. Vincent
Title:	Trustee

Address:
4732 Finchley Terrace

San Diego, CA 92130

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Ronald L. Graham

By:	/s/ Ronald L. Graham
Name:
Title:

Address:
9017 Shearwater Rd

Blaine WA 98230

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Schuh Ventures, LLC

By:	/s/ Antonius Schuh, Ph.D.
Name:	Antonius Schuh, Ph.D.
Title:	Manager

Address:
5028 Seachase Way

San Diego, CA 92130

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Scott Nader Afshar

By:	/s/ Scott Nader Afshar
Name:
Title:

Address:
5630 Circle Drive

El Sobrante, CA 94803

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Scott N. Wolfe

By:	/s/ Scott N. Wolfe
Name:
Title:

Address:
12670 High Bluff Dr

San Diego, CA 92130

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: SDL Ventures, LLC

By:	/s/ Donald R. Scifres
Name:	Donald R. Scifres
Title:	Managing Director

Address:
4984 El Camino Real, Suite 200

Los Altos, Ca 94022

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

Holder: Stephen F. Gallagher, Trustee

By:	/s/ Stephen F. Gallagher
Name:	Stephen F. Gallagher
Title:	trustee

Address:
1428 Baytowne Cir E

Miramar Beach, FL 32550

Holder Signature Page to Amendment to Warrants to Purchase Shares of Series B-2 Preferred Stock

Exhibit A

Outstanding Warrants to be Amended

Warrant Holder	Shares Underlying Warrants	Issuance Date
600 Mile Challenge Fund 1, LLC	83,907	9/12/2017
Alexander Moore	3,834	9/12/2017
Alexandria Venture Investments, LLC	333,333	12/4/2017
Alma Life Sciences LLC	26,077	9/12/2017
Amanda Miller	3,834	9/12/2017
Andrew Tyler Dixon	1,380	9/12/2017
Benjamin Verschuere	16,666	9/12/2017
Berge K. Hagopian and Mary Ann Hagopian, Co Trustees, Hagopian Family Trust UA DTD 03/25/88	27,611	9/12/2017
Beta Operator Fund, LP	38,349	9/12/2017
Blackcomb Advisors LLC	16,666	12/6/2017
Braydore Partners	7,669	9/12/2017
Breede 2013 FLP LLC	16,666	12/18/2017
Breede 2013 FLP LLC	11,504	9/12/2017
Brian I Pidgeon Trust	16,666	9/12/2017
Bruce and Kerry Goodfield	16,666	11/6/2017
Cam Gallagher	16,666	9/12/2017
Carl F. Edman and Xiaofan Dong (JTWRS)	25,000	9/12/2017
Chad K. Miller & Kathleen L. Miller	3,000	9/12/2017
Cheston J. Larson	7,363	9/12/2017
Christopher J. Twomey and Rebecca J. Twomey Family Trust U.T.D. September 20, 2002	8,333	9/12/2017
Conlin Living Trust Dated February 1, 2012	5,752	11/7/2017
Cove Partners II	24,997	9/12/2017
Craig Gallagher	3,834	9/12/2017
Darcy Thompson	3,834	9/12/2017
David Dare	16,666	9/12/2017
DAVID ISCAR DE HOYOS NIF: 51411105X	8,333	9/12/2017
David Johnson	23,570	9/12/2017
David M. Rudolf	7,669	9/12/2017
Derek M. Evjenth	3,834	9/12/2017
Dixon Family Trust	8,333	9/12/2017
Donald R. Rady Trust dated November 26, 1992, Donald R. Rady, Trustor and Trustee	3,834	9/12/2017
Donald W. Peitz Revocable Trust	16,666	9/12/2017
Emerald Isle Capital	33,333	9/12/2017
Equity Trust Company Custodian FBO Craig L. Dixon IRA	13,805	9/12/2017
Erik Hemmi	12,832	9/12/2017
Finney Family 2002 Trust, U/D/T dated October 16 2002	1,917	9/12/2017
Frederic R. Gross	3,834	9/12/2017
Friedman-Bioventure Fund I, LP	33,333	9/12/2017
Garner Investments, LLC	35,281	9/12/2017
George and Traci Stuart 2009 Revocable Trust dated 2/4/09	3,834	9/12/2017
Gillon Family Trust	13,621	9/12/2017
Glenn Holdings, L.P.	44,485	9/12/2017
Growth Ventures, Inc. Roth 401K	7,669	9/12/2017
Hale BioPharma Ventures, LLC	44,869	9/12/2017
Hanover-Oncternal, LLC	68,107	9/12/2017
Hines Haus, LLC	33,333	11/21/2017
IRA Services Trust Company CFBO: Mark Erlander, IRA 462287	13,333	9/12/2017
IRA Services Trust Company FBO Chad Miller IRA 492425	1,333	9/12/2017

US-DOCS\106228335.5

Warrant Holder	Shares Underlying Warrants	Issuance Date
IRA Services Trust Company FBO Kathleen Miller IRA 492413	1,358	9/12/2017
J3NS2 Capital, LLC	50,000	12/13/2017
J3NS2 Capital, LLC	25,000	9/12/2017
Jack Breard	16,666	12/12/2017
James A. Weil	26,844	9/12/2017
James C. Blair, Ph.D.	25,000	9/12/2017
James Engelman 401K Plan	3,834	9/12/2017
Jason Hemmi	7,833	9/12/2017
Jeffrey T. Haux and Evi A. Haux, Trustees, Haux Family Trust dated October 3, 2013	10,000	9/12/2017
Jeffrey T. Haux and Evi A. Haux, Trustees, Haux Family Trust dated October 3, 2013	8,333	12/11/2017
Jole Blon LLC	11,467	9/12/2017
Jonathan and Rachael Cohen Living Trust	3,834	9/12/2017
KCK Investors, G.P.	8,333	9/12/2017
Kenneth F. Buechler Trust	7,669	9/12/2017
Kenneth Markstein	18,407	9/12/2017
Kevin Haddad	25,002	9/12/2017
Laine Shakerdge	1,917	9/12/2017
Lance Torrey	16,666	12/11/2017
Larry T. Aker and Hazel M. Aker, Trustees of The Aker Family Trust Dated July 21, 2014	1,917	9/12/2017
MagnaSci Co-Investments, L.L.C.	748,334	9/12/2017
MagnaSci Fund II, L.P.	366,666	12/30/2017
MagnaSci Fund, L.P.	918,333	9/12/2017
MagnaSci Fund, L.P.	500,000	9/12/2017
Make-A-Wish Foundation of America	8,333	9/12/2017
Marc A. Offit Revocable Trust	50,000	12/8/2017
Marc A. Offit Revocable Trust	16,666	9/12/2017
Marc Fleischman Living Trust	5,000	9/12/2017
Maryanne K. Sorge Revocable Trust (Dated: 4/6/2005)	16,666	9/12/2017
Mesa Verde Venture Partners II, L.P.	33,333	9/12/2017
Michael Caggiano	1,725	9/12/2017
Michael Foster	10,000	9/12/2017
Michael Foster	8,333	12/11/2017
Michael John Pollock TR FBO Michael J Pollock Revocable Trust	5,752	9/12/2017
Nathaniel Dixon	2,531	9/12/2017
Pamela Dixon	6,667	9/12/2017
Patrick Verschuere	5,333	9/12/2017
Paul Ecke III and Julie Hampton, Joint Tenants	6,903	9/12/2017
Pensco Trust Co Custodian FBO Jason Hemmi, IRA	8,332	9/12/2017
PENSCO Trust Company LLC Custodian FBO Bruce A. Bastian IRA	33,333	9/12/2017
Perry Krallis	6,810	9/12/2017
Peter N. Reikes	5,862	9/12/2017
Phillip David Mervis and Sheryl A Facktor JTWROS	38,140	9/12/2017
Piccadilly Holdings, LLC	7,669	9/12/2017
Polar Circus LLC	83,333	9/12/2017
Rana Prasad	7,669	9/12/2017
Ray E. Kiefhaber	1,917	9/12/2017
Re: Align, Inc. Defined Benefit Plan DTD 01-01-15 Theodore and Jennifer Rolf, Trustees	1,957	9/12/2017
Revolutions Advisors Defined Benefit Plan DTD 1/1/2011	100,000	12/15/2017
Ronald L. Graham	33,333	9/12/2017
Schuh Ventures, LLC	19,174	9/12/2017
Scott N. Wolfe	5,522	9/12/2017
Scott Nader Afshar	25,000	9/12/2017
SDL Ventures	19,174	9/12/2017

US-DOCS\106228335.5

Warrant Holder	Shares Underlying Warrants	Issuance Date
SDL Ventures, LLC	14,878	11/17/2017
Sean Ainsworth	1,999	9/12/2017
Stephen F. Gallagher, Trustee	5,752	9/12/2017
Steven Koltai	2,684	9/12/2017
Steven Rea	8,333	12/13/2017
Sween-OT Investment, LLC	16,666	9/12/2017
The Greene Family Trust	9,203	9/12/2017
The James and Mary Breitmeyer Trust	10,000	9/12/2017
The Mohsen Zaki Fahmi and Maria Gabriella Fahmi Living Trust Dated August 17, 2016	66,666	9/12/2017
The Mohsen Zaki Fahmi and Maria Gabriella Fahmi Living Trust Dated August 17, 2016	66,666	12/5/2017
The Richard G. Vincent and Stacy K. Vincent Trust, U.T.D. April 4, 2008	3,834	9/12/2017
The Sunroad 2011 Trust	36,815	9/12/2017
The Weeks Family Trust	8,333	9/12/2017
Timothy M. Pennington and Melissa J. Pennington as Trustees of the Pennington Family Revocable Trust UA Dated May 23, 1984	27,611	9/12/2017
TKMB LLC	25,000	9/12/2017
TNKRGK Family Trust dated 12/23/76, Trustees Tawfiq N. Khoury and Richel G. Khoury, Trustee	16,666	9/12/2017
Tom Falk	20,831	9/12/2017
Tristan Peitz	10,666	9/12/2017
Twomey Family Investments, LLC	8,333	9/12/2017
Virani 2012 Trust	76,699	9/12/2017
VP Company Investments 2016, LLC	12,885	9/12/2017
Weil Family II, LLC	3,834	9/12/2017
Weinstein Family Trust	16,666	9/12/2017
Wilkie Trust dated 2/27/04	5,752	9/12/2017
William R. and Joyce E. LaRue Family Trust Dated November 4, 1991	3,834	9/12/2017
WS Investment Company, LLC (2017A)	13,621	9/12/2017
Zaniboni Ventures, LLC	19,174	9/12/2017

US-DOCS\106228335.5